                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  11/01/2006
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                              MILLIPORE CORPORATION
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             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS           001-09781 (0-1052)           04-2170233
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  (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)

         290 Concord Road, Billerica, Massachusetts            01821
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          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code    (978) 715-4321
                                                      --------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.

On November 1, 2006, Millipore Corporation issued a press release disclosing its earnings and related information for the third quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Also on November 1, 2006, Millipore Corporation held a webcast conference call to discuss its 2006 third quarter results. A copy of a transcript of the conference call and of the slides discussed in the call are attached as Exhibits
99.2 and 99.3 to this Current Report on Form 8-K. Both the transcript and the slides, as well as an audio recording of the call, have also been made available on Millipore Corporation's Web site, www.millipore.com. The information in this
Current Report on Form 8-K is being furnished, but not "filed", pursuant to the
General Instructions to Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d)    Exhibits

99.1           Press Release issued November 1, 2006
99.2           Transcript of November 1, 2006 Conference Call
99.3           Slides accompanying November 1, 2006 Conference Call

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MILLIPORE CORPORATION
                                      ---------------------
                                      (Registrant)

Date 11/03/2006
     ----------                       /s/ Kathleen B. Allen
                                      ---------------------
                                      Kathleen B. Allen
                                      Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
99.1              Press Release issued November 1, 2006
99.2              Transcript of November 1, 2006 Conference Call
99.3              Slides accompanying November 1, 2006 Conference Call